AMERICAN INDEPENDENCE FUNDS TRUST

NESTEGG TARGET DATE FUNDS

SUPPLEMENT DATED DECEMBER 20, 2010
TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2010
(AS SUPPLEMENTED THROUGH OCTOBER 29, 2010)

NESTEGG 2010 FUND

(TICKER SYMBOLS NECSX, NECPX, NECNX)

 (the “Fund”)

Effective January 1, 2011, the Prospectus and Statement of Additional Information (“SAI”) for the NestEgg Target Date Funds with respect to the Fund listed above is hereby amended and supplemented to reflect a name change to the Fund. At a meeting held on December 10, 2010, the Board of Trustees for the Trust approved the name change as noted below. There are no changes to the investment objectives or strategies of the Fund due to the name change.

Throughout the Prospectus and SAI, the name NestEgg 2010 Fund shall be changed to the NestEgg Fund.

Old Name	New Name
NestEgg 2010 Fund	NestEgg Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE